UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 1, 2016

BroadSoft, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34777	52-2130962
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9737 Washingtonian Boulevard, Suite 350
Gaithersburg, Maryland 20878
(Address of principal executive offices)
(301) 977-9440
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On August 1, 2016, BroadSoft, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended June 30, 2016. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information furnished pursuant to Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.
Item 7.01.    Regulation FD Disclosure.
Exhibit 99.2 to this Current Report on Form 8-K includes, for illustrative purposes only, supplemental information regarding the Company’s diluted income per share calculation.
The information furnished pursuant to Item 7.01, including Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description
99.1	Press release dated August 1, 2016
99.2	Supplemental Information for Diluted Income per Share Calculations

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADSOFT, INC.

Date:	August 1, 2016	By:	/s/ James A. Tholen
			Name:	James A. Tholen
			Title:	Chief Financial Officer